SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2004

    Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York 10080

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modifications to Rights of Security Holders

Upon issuance of the Preferred Stock referenced in Item 5.03 below, and as more fully described in the Certificate of Designations relating to the Preferred Stock, the ability of Merrill Lynch & Co., Inc. (the “Company”) to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on its common stock and on other preferred stock ranking on a parity with the Preferred Stock, will be subject to certain restrictions in the event that it does not declare dividends on the Preferred Stock during any dividend period.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 25, 2004, the Company filed a Certificate of Designations to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, setting forth the terms of the Floating Rate Non-Cumulative Preferred Stock, Series 1 of the Company (the “Preferred Stock”).

Item 8.01.	Other Events

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-109802) filed by the Company with the Securities and Exchange Commission covering preferred stock issuable pursuant to the Company’s Restated Certificate of Incorporation. The Company shall issue depositary shares, each representing a 1/1200th interest in a share of Preferred Stock. The exhibits consist of the Underwriting Agreement, the Certificate of Designations related to the Preferred Stock and an opinion of counsel.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBITS

(1)	Underwriting Agreement, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated as of October 25, 2004.

(3) & (4)	Certificate of Designations of the registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Preferred Stock.

(5) & (23)	Opinion of Sidley Austin Brown & Wood LLP relating to the Preferred Stock (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statement relating to such Securities)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC.
(Registrant)

By:	/S/ JUDITH A. WITTERSCHEIN
Judith A. Witterschein Secretary

Date: October 25, 2004

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED OCTOBER 25, 2004

Commission File Number 1-7182

EXHIBIT INDEX

Exhibit No.	Description

(1)	Underwriting Agreement, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated as of October 25, 2004.

(3) & (4)	Certificate of Designations of the registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Preferred Stock.

(5) & (23)

Opinion of Sidley Austin Brown & Wood LLP relating to the Preferred Stock (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statement relating to such Securities)